UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 21, 2014
Date of report (Date of earliest event reported)
_________________________
PICO HOLDINGS, INC
(Exact Name of Registrant as Specified in Charter)
_________________________

California (State or other Jurisdiction of Incorporation or Organization)	33-36383 (Commission File Number)	94-2723335 (IRS Employer Identification No.)

7979 Ivanhoe Avenue, Suite 300
La Jolla, California  92037
(Address of principal executive offices) (Zip code)

Registrant's Telephone Number, Including Area Code:  (888) 389-3222

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
The disclosure set forth below under Item 2.03 is hereby incorporated by reference in this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On October 21, 2014, UCP, Inc. (“UCP”), a 57.5% owned subsidiary of PICO Holdings, Inc. (“PICO”), and the entity through which PICO conducts its real estate operations business, completed a private offering of $75 million in aggregate principal amount of 8.5% Senior Notes due 2017 (the “Notes”). The net proceeds to UCP from the offering were approximately $72.5 million, after paying the initial purchaser’s discount and other estimated offering expenses. The net proceeds to UCP from the offering will be used by UCP for general corporate purposes, including to provide financing for the construction of homes, acquisition of entitled land, development of lots, and working capital.

The Notes were offered and sold by UCP only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been and will not be registered under the Securities Act, or the securities laws of any other jurisdiction. Unless they are registered, the Notes may be offered and resold only in transactions that are exempt from registration under the Securities Act and applicable state securities laws.

The Notes were issued under an Indenture, dated as of October 21, 2014 (the “Indenture”), by and among UCP, the guarantors named therein, and Wilmington Trust, National Association, as trustee.

Interest is payable at 8.5% per annum on the principal amount of the Notes, payable March 31, June 30, September 30 and December 31 of each year, commencing December 31, 2014. Interest will accrue from October 21, 2014, and the first interest payment will be December 31, 2014. The Notes mature on October 21, 2017, unless redeemed or repurchased earlier.

The Notes are guaranteed on an unsecured senior basis by UCP and each of its subsidiaries (the “Subsidiary Guarantors”). The Notes and the guarantees will be UCP’s and the Subsidiary Guarantors’ senior unsecured obligations and will rank equally in right of payment with UCP’s and the Subsidiary Guarantors’ existing and future senior unsecured debt and senior in right of payment to UCP’s and the Subsidiary Guarantors’ future subordinated debt. The Notes and the guarantees will be effectively subordinated to any of UCP’s and the Subsidiary Guarantors’ existing and future secured debt, to the extent of the value of the assets securing such debt.

UCP may redeem the Notes, in whole but not in part, at a price equal to 100% of the principal amount, plus accrued and unpaid interest, plus a “make-whole” premium. Upon the occurrence of a change of control of UCP, UCP must offer to repurchase the Notes for cash at a price equal to 101% of the principal amount repurchased plus accrued and unpaid interest to, but excluding, the repurchase date. Under the Indenture, a “change of control” of UCP generally means (i) any person or group of related persons acquires more than 35% of the voting stock of UCP or (ii) UCP transfers all or substantially all of its consolidated assets to any person or group of related persons, in each case other than PICO and its affiliates.

The Indenture provides for customary “events of default” involving UCP which could cause, or permit, the acceleration of the Notes. Such events include (i) a default by UCP in any payment of principal or interest; (ii) failure of UCP to comply with certain covenants contained in the Indenture; (iii) defaults by UCP in failure to pay certain other indebtedness or the acceleration of certain other indebtedness prior to maturity; (iv) the failure of UCP to pay certain final judgments; and (vi) certain events of bankruptcy or insolvency involving UCP.

The Indenture limits UCP’s and its subsidiaries’ ability to, among other things, incur or guarantee additional unsecured and secured indebtedness (provided that UCP may incur indebtedness so long as UCP's ratio of indebtedness to consolidated tangible assets (on a pro forma basis) would be equal to or less than 45% and provided that the aggregate amount of secured debt may not exceed the greater of $75 million or 30% of UCP’s consolidated tangible assets); pay dividends and make certain investments and other restricted payments; acquire unimproved real property in excess of $75 million per fiscal year or in excess of $150 million over the term of the Notes, except to the extent funded with subordinated obligations or the proceeds of equity issuances; create or incur certain liens; transfer or sell certain assets; and merge or consolidate with other companies or transfer or sell all or substantially all of its consolidated assets. Additionally, the Indenture requires UCP to maintain at least $50 million of consolidated tangible assets not subject to liens securing indebtedness; maintain a minimum net worth of $175 million; maintain a minimum of $15 million of unrestricted cash and/or cash equivalents; and not permit decreases in the amount of consolidated tangible assets by more than $25 million in any fiscal year or more than $50 million at any time after the issuance of the Notes. These covenants are subject to a number of exceptions and qualifications contained in the Indenture.

This brief description of the Notes is qualified in its entirety by reference to the Indenture, attached hereto as Exhibit 4.1, which is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities.

Item 8.01 Other Events
On October 23, 2014, UCP issued a press release announcing the completion of the sale of the Notes. A copy of this press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements
Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Risks are described more fully in PICO’s filings with the Securities and Exchange Commission, including without limitation its most recent Quarterly Report on Form 10-Q and other documents subsequently filed with or furnished to the Securities and Exchange Commission. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. PICO undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
4.1	Indenture, dated October 21, 2014, among UCP, Inc., the guarantors named therein, and Wilmington Trust, National Association, as trustee.
99.1	UCP, Inc. press release dated October 23, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 24, 2014
PICO HOLDINGS, INC.

By:	/s/ Maxim C. W. Webb Maxim C. W. Webb Executive Vice President, Chief Financial Officer, Treasurer, and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
4.1	Indenture, dated October 21, 2014, among UCP, Inc., the guarantors named therein, and Wilmington Trust, National Association, as trustee.
99.1	UCP, Inc. press release dated October 23, 2014.